SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K



                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report                                  October 22, 1998


                       REEBOK INTERNATIONAL LTD.

_________________________________________________________________

      (Exact name of registrant as specified in its charter)



Massachusetts                1-9340             04-2678061
_______________________________________________________________
State of incorporation     (Commission        (IRS Employer
or organization)            File Number)      Identification No.)


100 Technology Center Drive, Stoughton, MA      02072
_________________________________________________________________
(Address of principal executive offices)        (Zip Code)


     Registrant's telephone number:     (781) 401-5000
_________________________________________________________________


                                N/A
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Amendment to Loan Agreements

     Effective as of September 30, 1998, the Company amended its Amended and Restated Credit and Guarantee Agreement and its
Participation Agreement to relax the debt coverage ratio covenants in such agreements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The exhibits which are filed with this report are set forth in the Exhibit Index which appears on page 4.

                                SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 REEBOK INTERNATIONAL LTD.
                                 (Registrant)



                                 By: /s/ KENNETH WATCHMAKER
                                     Kenneth Watchmaker
                                     Executive Vice President
                                     and Chief Financial Officer
DATED:  October 22, 1998

                           EXHIBIT INDEX

Exhibits

1.  Amendment No. 2 to the Amended and Restated Credit and
Guarantee Agreement, dated as of September 30, 1998.

2.  First Amendment to Participation Agreement, dated as of
September 30, 1998.